Annual Report

December 31, 2000

T. Rowe Price
Limited-Term Bond Portfolio

Dear Investor

The bond markets breathed a sigh of relief during the six months ended December 31, 2000, as economic growth cooled and the Federal Reserve ceased raising interest rates. The improved environment boosted the performance of the Limited-Term Bond Portfolio.

Market Environment

U.S. bond markets have settled down considerably since our last report dated June 30. At that time, the Federal Reserve had been raising short-term interest rates since mid-1999, and bond investors had been buffeted by higher rates and the danger of rising inflation pressures. However, the Fed"s last tightening occurred on May 16, when it raised the federal funds target rate 50 basis points to 6.5% (100 basis points equal one percentage point). The rate increases had the intended effect: both GDP growth and consumer demand cooled. At the same time, continued improvements in productivity helped keep inflation at bay. But as the year ended, many industrial, retail, and technology companies announced that earnings would come in well below expectations, and the Fed recognized that a slowdown, rather than inflation, was the primary economic threat. Bond markets began to sense that the Fed would lower short-term rates, which it did with a half-point cut in both the fed funds target rate and the discount rate during the first week of January.


Interest Rate Levels

                   Current Coupon              5-Year                2-Year
                             GNMA       Treasury Note         Treasury Note

12/31/99                     7.83                6.33                  6.22
                             8.14                6.63                  6.48
                             8.01                6.59                  6.54
3/00                         7.77                6.42                  6.57
                             8.00                6.42                  6.53
                             8.00                6.65                  6.77
6/00                         7.77                6.25                  6.44
                             7.80                6.16                  6.31
                             7.56                6.02                  6.20
9/00                         7.47                5.90                  6.04
                             7.43                5.73                  5.88
                             7.19                5.52                  5.71
12/31/00                     6.87                4.98                  5.12

During this period of relative calm the demand for bonds increased as equity investors sought a safe haven from market turbulence. Bond prices rose and yields fell. Yields on many high-quality bonds - Treasuries in particular - ended the year well below the federal funds target rate. From June 30, 2000, for example, five-year Treasury note yields fell more than a full percentage point, from 6.25% to 4.98%. Two-year Treasury yields fell by a comparable amount, but remained higher than their five-year counterparts.

This unusual situation, where shorter-term bonds provide higher yields than longer issues, owed largely to supply and demand. The rising federal budget surplus led to a further reduction in the size and frequency of Treasury auctions. Together with a Treasury buyback program, the supply of longer-term Treasuries declined noticeably. Yields, therefore, fell more on longer-term securities than on the shorter notes. In addition, Treasury securities outperformed most other bonds. Throughout the year, Treasury bonds as a group behaved quite differently from other types of bonds, responding as much or more to these supply-and-demand factors as to the economy, inflation, and the Fed.

Not every bond sector performed well, however. As concerns about slowing economic growth became more widespread, corporate bonds lagged, especially lower-quality issues. Although the portfolio retains a modest exposure to BBB rated corporate bonds, careful security selection allowed us to benefit from their higher yields while avoiding those issues whose prices suffered as the result of earnings disappointments or corporate restructuring. Furthermore, the portfolio"s concentration in high-quality mortgage-backed securities, asset-backed securities, and higher-rated corporates produced solid results.

Agency-backed mortgage securities, while performing well, were unsettled by an unexpected development. Last March, Treasury Undersecretary Gary Gensler questioned whether the government should continue to provide an implicit guarantee on securities issued by the government-sponsored agencies Freddie Mac and Fannie Mae. The issue was more or less resolved in mid-October when Fannie Mae and Freddie Mac agreed to change their disclosure standards, and these agencies" bonds enjoyed a late rally. Despite our exposure to this sector, returns were largely unaffected by the development.

Performance and Strategy Review

The Limited-Term Bond Portfolio finished with a strong return of 6.03% for the six months, exceeding its benchmark index and its Lipper peer group average. That result contributed to a very attractive 9.25% total return for the 12-month period, which also topped its benchmarks. Dividends per share remained the same at $0.14; for the year, dividends per share rose a penny to $0.29.

Performance Comparison

Periods Ended 12/31/00                          6 Months            12 Months
--------------------------------------------------------------------------------

Limited-Term
Bond Portfolio                                     6.03%                9.25%

Merrill Lynch 1-5 Year
U.S. Corporate and
Government Index                                    5.73                 8.88

Lipper Variable Annuity
Underlying Short
Intermediate Investment-
Grade Debt Funds Average                            4.64                 7.37

As interest rates moved lower over the past six months, we began to reduce maturity and duration to bring the fund"s interest rate sensitivity more in line with its peers. (Duration is a measure of interest rate sensitivity; a two-year duration indicates that a security will rise or fall by 2% with each one-percentage-point fall or rise, respectively, in overall interest rates.) During most of the past five years, the fund exhibited greater sensitivity to changes in interest rates than the average variable annuity limited-term bond fund. This greater sensitivity, the result of a slightly longer weighted average maturity and duration, caused the fund"s price movement to be more volatile than its peers.

In addition, we significantly decreased holdings in U.S. Treasury obligations to fund purchases of higher-quality (AA and A rated) corporate bonds, which became progressively cheaper over the course of 2000. We modestly raised our stakes in mortgage- and asset-backed securities because their yields are attractive and they pose little or no credit risk.

Corporate bonds and notes remained a significant component of the portfolio, rising to 46% of assets. We have been cautious with our purchases in this sector because of the erosion in credit quality as the economy cooled, but once the economy shows more convincing signs of turning around, we may reduce some of our high-quality holdings in favor of better-yielding medium-quality issues. As of December 31, the portfolio had no exposure to high-yield, noninvestment-grade securities, and its average credit quality ended unchanged at AA.

Outlook

The economy has weakened further and faster than expected, and the risk of a recession has increased. The surprise half-point rate cut in early January signaled the Fed"s intention to avoid a recession, and we expect the Fed to continue lowering rates in the first half. As a result, we think that bond rates will decline further, boosting overall returns. Still, the environment for fixed-income investing remains unpredictable. We will continue to seek an attractive balance of yield and capital preservation while maintaining high credit quality.

Respectfully submitted,


Edward A. Wiese
President of the Limited-Term Bond Portfolio
January 21, 2001


Portfolio Highlights
Key Statistics
                                                                      Periods
                                                                        Ended
                                                                     12/31/00
--------------------------------------------------------------------------------

30-Day Dividend Yield*                                                  5.96%

Dividends per Share
  6 months                                                             $ 0.14

  12 months                                                              0.29

30-Day Standardized Yield to Maturity                                   6.10%

Change in Price per Share
  6 months (from $4.79 to $4.93)                                       $ 0.14

  12 months (from $4.79 to $4.93)                                        0.14

Weighted Average Maturity (years)                                         3.3

Weighted Average Effective Duration (years)                               2.6
--------------------------------------------------------------------------------

*Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund"s net asset value per share at the end of the period.

Quality Diversification

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        6/30/00     12/31/00
                                                     ----------   ----------

Quality Rating*

  AAA                                                        43%          33%

  AA                                                         17           24

  A                                                          25           30

  BBB                                                        15           13

Weighted Average Quality                                     AA           AA
--------------------------------------------------------------------------------

*Based on T. Rowe Price research.

Sector Diversification

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        6/30/00     12/31/00
                                                     ----------   ----------

Corporate Bonds and Notes                                    40%          46%

  Banking and Finance                                        10           11

  Consumer Products and Services                              9            9

  Industrial                                                  7            9

  Media and Communications                                    4            7

  Utilities                                                   6            7

  Transportation                                              4            3

Asset-Backed Securities                                      15           16

Mortgage-Backed Securities                                   22           23

U.S. Government Obligations                                  19           11

  U.S. Treasury                                              15            7

  U.S. Government Agencies                                    4            4

Money Market Funds                                            3            2

All Other                                                     1            1

Other Assets Less Liabilities                              --              1
--------------------------------------------------------------------------------

Total                                                       100%         100%
--------------------------------------------------------------------------------


Portfolio Highlights

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Limited-Term Bond Portfolio

Date                         Merrill Lynch 1-5 Year
                                 U.S. Corporate and          Limited-Term
                                   Government Index        Bond Portfolio

05/13/1994                                   10,000                10,000
12/31/1994                                   10,157                10,262
12/31/1995                                   11,473                11,276
12/31/1996                                   12,003                11,643
12/31/1997                                   12,862                12,428
12/31/1998                                   13,850                13,332
12/31/1999                                   14,153                13,444
12/31/2000                                   15,410                14,687

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio
Periods Ended 12/31/00
                                                     Since         Inception
1 Year           3 Years          5 Years        Inception              Date
--------------------------------------------------------------------------------

9.25%              5.73%            5.43%            5.96%           5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company"s separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio

                            For a share outstanding throughout each period
                          --------------------------------------------------
                             Year
                            Ended
                         12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

  NET ASSET VALUE
  Beginning of period    $   4.79   $   5.02   $   4.96   $   4.93   $   5.06

  Investment activities
  Net investment income
  (loss)                     0.29       0.27       0.28       0.29       0.29
  Net realized and
  unrealized
  gain (loss)                0.14      (0.23)      0.07       0.03      (0.13)

  Total from investment
  activities                 0.43       0.04       0.35       0.32       0.16

Distributions
Net investment income       (0.29)     (0.27)     (0.28)     (0.29)     (0.29)
Net realized gain            --         --        (0.01)      --         --

Total Distributions         (0.29)     (0.27)     (0.29)     (0.29)     (0.29)

NET ASSET VALUE
End of period            $   4.93   $   4.79   $   5.02   $   4.96   $   4.93
                         -------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)        9.25%      0.84%      7.28%      6.74%      3.26%

Ratio of total expenses to
average net assets           0.70%      0.70%      0.70%      0.70%      0.70%

Ratio of net investment
income (loss) to
average net assets           6.00%      5.54%      5.58%      5.91%      5.83%

Portfolio turnover rate      58.4%      36.2%      50.9%      48.7%      97.7%

Net assets,
end of period
(in thousands)           $ 68,844   $ 53,148   $ 46,235   $ 24,280   $ 12,312

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2000

                                                     Shares/Par        Value
--------------------------------------------------------------------------------
                                                            In thousands

ASSET-BACKED SECURITIES  15.8%

Advanta Equipment Receivables
  7.56%, 2/15/07                                     $      285   $      287

Banc One Auto Grantor Trust
  6.27%, 11/20/03                                            29           29

BMW Vehicle Owner Trust
  6.54%, 4/25/04                                            550          556

California Infrastructure
  6.38%, 9/25/08                                            600          605

California Special Purpose Trust
  6.42%, 9/25/08                                          1,150        1,165

CIT RV Trust, 6.09%, 2/15/12                                750          750

Comed Transitional Funding Trust
  5.44%, 3/25/07                                            670          660

DaimlerChrysler Auto Trust
  6.66%, 1/8/05                                             650          659

Dayton Hudson Credit Card
  Master Trust 5.90%, 5/25/06                               550          548

Dealer Auto Receivables
  Trust, 7.07%, 5/17/04                                     650          661

Fingerhut Master Trust
  6.07%, 2/15/05                                            279          279

First USA Secured Trust
  Sec. Notes, (144a)
  6.50%, 1/18/06                                            550          547

Harley Davidson Eaglemark
  5.94%, 2/15/04                                             90           90

Heller Equipment Asset Trust
  6.65%, 3/14/04                                            550          555

MBNA Credit Card Trust
  7.45%, 4/16/07                                            275          281

  (144a), 7.90%, 7/16/07                                    550          570

MMCA Automobile Trust
  6.80%, 8/15/03                                            550          554

New Holland Equipment Receivables
  (144a), 6.80%, 12/15/07                                   550          557

Nissan Auto Receivables Owner Trust
  6.72%, 8/16/04                                            650          658

Peco Energy, 5.63%, 3/1/05                                  330          328

WFS Financial Owner Trust
  7.41%, 9/20/07                                            550          572

Total Asset-Backed Securities
(Cost $10,746)                                                        10,911


CORPORATE BONDS AND NOTES 45.8%

Banking and Finance 11.1%

ABN AMRO Bank
(Chicago), N.V.
  Sr. Sub. Notes
  7.25%, 5/31/05                                     $      410   $      419

AIG Sunamerica Global Financing
  Sr. Notes, (144a)
  7.40%, 5/5/03                                             550          566

Banco Generale, (144a)
  7.70%, 8/1/02                                             300          296

Bank One, Sr. Notes
  7.625%, 8/1/05                                            750          779

CIT Group, Sr. Notes
  5.50%, 2/15/04                                            550          523

First USA Bank
  Sr. Notes
  7.00%, 8/20/01                                             85           85

General Electric Capital
  MTN, 7.50%, 5/15/05                                       550          581

Heller Financial, Sr. Notes
  7.50%, 8/23/02                                            700          707

HSBC Finance Nederland
  Sr. Sub. Notes, 7.40%, 4/15/03                            190          193

Kansallis Osake Pankki (New York)
  Sr. Notes, 10.00%, 5/1/02                                 400          417

Marsh and McLennan
  Sr. Notes, 6.625%, 6/15/04                                550          553

MBNA, Sr. Sub. Notes,
  7.25%, 9/15/02                                            185          184

Merrill Lynch
  MTN, 6.81%, 6/13/02                                       275          277

  Notes, 7.00%, 3/15/06                                     275          280

Morgan Guaranty Trust
  Sr. Sub. Notes, 7.375%, 2/1/02                            135          136

Morgan Stanley Dean Witter
  Sr. Notes, 7.75%, 6/15/05                                 600          632

Provident Bank
  Sr. Sub. Notes, 7.125%, 3/15/03                           275          270

Republic of New York
  Sr. Notes, 8.875%, 2/15/01                                200          200

Salomon Smith Barney Holdings
  Sr. Notes, 7.30%, 5/15/02                                 350          354

Union Planters
  Sr. Sub. Notes, 6.25%, 11/1/03                            200          192

                                                                       7,644

Consumer Products and Services  9.2%

Beckman Instruments
  Sr. Notes, 7.10%, 3/4/03                           $      385   $      380

Coca Cola Femsa
  Sr. Notes, 8.95%, 11/1/06                                 400          406

Comcast Cable Communications
  Sr. Notes, 6.20%, 11/15/08                                500          475

Dayton Hudson
  Sr. Notes, 6.625%, 3/1/03                                 200          201

Federated Department Stores
  Sr. Notes, 8.125%, 10/15/02                               550          557

Grand Metropolitan Investment
  Sr. Notes, Zero Coupon, 1/6/04                            825          684

Johnson & Johnson
  Deb., 6.625%, 9/1/09                                      850          874

Nabisco, Notes, 6.125%, 2/1/03                              290          285

Sony, Sr. Notes, 6.125%, 3/4/03                             425          426

Target, Sr. Notes, 7.50%, 2/15/05                           500          522

Viacom, Sr. Notes, 6.75%, 1/15/03                           210          210

Wal-Mart Stores
  Sr. Notes, 6.55%, 8/10/04                                 825          844

Watson Pharmaceuticals
  Sr. Notes, 7.125%, 5/15/08                                500          469

                                                                       6,333

Energy  0.7%
PDV America
  Sr. Notes, 7.875%, 8/1/03                                 220          216

YPF Sociedad Anonima
  Sr. Notes, 7.25%, 3/15/03                                 235          230

                                                                         446

Industrials  8.8%
Boeing Capital
  Sr. Notes
  7.10%, 9/27/05                                            750          780

Caterpillar Financial Services
  Sr. Notes, 6.875%, 8/1/04                                 550          556

DaimlerChrysler
  Sr. Notes, 7.125%, 3/1/02                                 550          554

Eaton Offshore
  Sr. Notes, 9.00%, 2/15/01                                 370          371

Ford Motor Credit
  Sr. Notes, 7.50%, 3/15/05                                 275          281

General Motors Acceptance Corporation
  Sr. Notes, 7.50%, 7/15/05                                 600          616

Northrop Grumman
  Notes, 8.625%, 10/15/04                                   300          320

Parker Hannifin
  Sr. Notes, MTN
  5.65%, 9/15/03                                     $      550   $      540

Toyota Motor Credit
  Sr. Notes, 5.625%, 11/13/03                               550          544

Tyco International Group
  Sr. Notes, 5.875%, 11/1/04                                650          636

United Technologies
  Sr. Notes, 6.625%, 11/15/04                               550          558

Waste Management
  Sr. Notes, 6.625%, 7/15/02                                340          335

                                                                       6,091

Media and Communications  7.0%
360 Communications
  Sr. Notes, 7.125%, 3/1/03                                 550          554

British Telecommunication
  Sr. Notes, 7.625%, 12/15/05                               600          607

Deutsche Telekom International Finance
  Sr. Notes, 7.75%, 6/15/05                                 600          612

Sprint Capital, Sr. Notes
  5.70%, 11/15/03                                           410          395

Telefonica Europe, Sr. Notes
  7.35%, 9/15/05                                            750          759

U.S. West Capital Funding
  Sr. Notes, 6.875%, 8/15/01                                550          550

Vodafone Airtouch
  Sr. Notes, 7.625%, 2/15/05                                550          568

Worldcom, Sr. Notes
  7.50%, 8/20/04                                            750          757

                                                                       4,802

Transportation  2.5%

Amerco, Sr. Notes, 8.80%, 2/4/05                            550          529

ERAC USA Finance
  Sr. Notes, (144a)
  6.375%, 5/15/03                                           200          196

GATX Capital
  Sr. Notes, 6.875%, 11/1/04                                275          269

Norfolk Southern, Sr. Notes
  6.95%, 5/1/02                                             550          553

  7.875%, 2/15/04                                           145          150

                                                                       1,697

Utilities  6.5%

Alabama Power
  Sr. Notes, 5.49%, 11/1/05                          $      750   $      719

CE Electric UK Funding
  Sr. Notes, (144a)
  6.853%, 12/30/04 +                                        330          325

Entergy Mississippi, 6.45%, 4/1/08                          725          703

National Rural Utilities
  5.00%, 10/1/02                                            550          540

Niagara Mohawk
  Sr. Disc. Notes, 7.375%, 7/1/03                           276          282

  Sr. Notes, 7.25%, 10/1/02                                 275          278

Pacific Gas & Electric
  1st Mtg. Bonds, 8.75%, 1/1/01                             235          235

Potomac Capital Investment
  MTN, 7.55%, 11/19/01                                      275          277

Public Service Electric & Gas
1st Mtg. Bonds
  6.25%, 1/1/07                                              75           74

  8.875%, 6/1/03                                             60          268

Utilicorp United
  Sr. Notes, 7.00%, 7/15/04                                 550          546

Williams, Sr. Notes
  6.125%, 2/15/02                                           260          258

                                                                       4,505

Total Corporate Bonds and Notes
(Cost  $31,267)                                                       31,518


NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  6.6%

EQCC Home Equity Loan Trust
  6.159%, 4/15/08                                           375          372

Fifth Third Mortgage Loan Trust
  6.75%, 10/18/30                                           700          702

GMAC Commercial Mortgage
  6.15%, 11/15/07                                           476          475

LB Commercial Conduit Mortgage Trust
  6.41%, 8/15/07                                            617          620

Prudential Securities Secured Financing
  6.074%, 1/15/08                                           673          668

Residential Accredit Loans
  7.25%, 11/25/27                                           527          524

Saxon Asset Securities Trust
  6.73%, 2/25/27                                            600          602

Sovereign Bank Home Equity Loan Trust
  6.96%, 4/25/03                                     $      600   $      605

Total Non-U.S. Government
Mortgage-Backed Securities
(Cost  $4,534)                                                         4,568


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  16.7%

U.S. Government Agency Obligations  10.0%

Federal Home Loan Mortgage
  6.00%, 2/15/08 - 1/15/11                                1,835        1,834

  7 year balloon, 6.50%, 5/1/05                             837          838

  REMIC, 5.75%, 6/15/10                                     900          908

  6.00%, 8/15/06 - 1/15/08                                  706          705

  6.50%, 4/15/21-8/15/23                                  1,250        1,269

Federal National Mortgage Assn.
  6.00%, 1/1/14                                             407          401

  9.00%, 5/1/05 - 1/25/08                                   868          922

                                                                       6,877

U.S. Government Guaranteed Obligations  6.7%
Government National Mortgage Assn.
  I
  6.50%, 5/15/09                                          1,277        1,289

  7.00%, 9/15/12 - 4/15/13                                2,617        2,665

  8.00%, 5/15/07                                            577          592

  10.00%, 11/15/09 - 4/15/19                                 43           45

                                                                       4,591

Total U.S. Government Mortgage-Backed
Securities (Cost  $11,284)                                            11,468

U.S. GOVERNMENT OBLIGATIONS/AGENCIES  11.2%

U.S. Government Agency Obligations  4.2%

Federal Home Loan Bank
  5.75%, 7/15/03                                          1,000        1,002

  5.625%, 3/19/01                                           700          699

Federal National Mortgage Assn
  5.25%, 1/15/03                                            300          298

  6.375%, 6/15/09                                           451          462

U.S. Department Housing & Urban Development
  6.49%, 8/1/07                                             415          426

                                                                       2,887

U.S. Treasury Obligations  7.0%

U.S. Treasury Notes
  4.25%, 11/15/03                                    $    1,300   $    1,269

  6.50%, 10/15/06                                           900          960

  7.25%, 5/15/04                                          1,400        1,490

U.S. Treasury Inflation-Indexed Notes
  3.375%, 1/15/07                                         1,098        1,077

                                                                       4,796

Total U.S. Government Obligations/Agencies
(Cost  $7,558)                                                         7,683


OTHER 0.6%

Inter-American Development Bank
  Sr. Notes, 6.375%, 10/22/07                               375          385

University of Miami
  (MBIA Insured) 6.90%, 4/1/04                               60           61

Total Other (Cost  $437)                                                 446


MONEY MARKET FUNDS  2.2%

Reserve Investment Fund
  6.69%#                                                  1,508        1,508


Total Investments in Securities
98.9% of Net Assets (Cost $67,334)                                $   68,102

Other Assets Less Liabilities                                            742

NET ASSETS                                                        $   68,844
                                                                  ----------
Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $      (22)

Accumulated net realized gain/loss -
net of distributions                                                    (742)

Net unrealized gain (loss)                                               768

Paid-in-capital applicable to
13,969,961 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                       68,840

NET ASSETS                                                        $   68,844
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     4.93
                                                                  ----------

#     Seven-day yield

+     Private Placement

MTN   Medium Term Note

REMIC Real Estate Mortgage Investment Conduit

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 4.4% of net assets.

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/00

Investment Income (Loss)

Income
  Interest income                                                  $   4,195

Expenses
  Investment management and administrative                               438

Net investment income (loss)                                           3,757

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  (576)
Change in net unrealized gain or loss on securities                    2,494

Net realized and unrealized gain (loss)                                1,918

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $   5,675
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
In thousands
                                                           Year
                                                          Ended
                                                       12/31/00     12/31/99

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                       $    3,757   $    2,809
  Net realized gain (loss)                                 (576)        (226)
  Change in net unrealized gain or loss                   2,494       (2,139)

  Increase (decrease) in net assets
  from operations                                         5,675          444

Distributions to shareholders
  Net investment income                                  (3,757)      (2,809)

Capital share transactions *
  Shares sold                                            20,588       18,783
  Distributions reinvested                                3,752        2,806
  Shares redeemed                                       (10,562)     (12,311)

  Increase (decrease) in net assets
  from capital share transactions                        13,778        9,278

Net Assets
Increase (decrease) during period                        15,696        6,913
Beginning of period                                      53,148       46,235

End of period                                        $   68,844   $   53,148
                                                     ----------   ----------
*Share information
  Shares sold                                             4,296        3,820
  Distributions reinvested                                  780          575
  Shares redeemed                                        (2,204)      (2,512)

  Increase (decrease) in shares outstanding               2,872        1,883

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The fund seeks a high level of income consistent with moderate fluctuations in principal value. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts - Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of January1, 2001. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund"s net assets or results of operations.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $29,496,000 and $18,307,000, respectively, for the year ended December 31, 2000. Purchases and sales of U.S. government securities aggregated $19,274,000 and $17,131,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2000, the fund has $777,000 of capital loss carryforwards, $155,000 of which expires in 2007, and $622,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $67,334,000. Net unrealized gain aggregated $768,000 at period end, of which $996,000 related to appreciated investments and $228,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $36,000 was payable at December 31, 2000. The fee, computed daily and paid monthly, is equal to 0.70% of the fund"s average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors" fees and expenses, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $90,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of Limited-Term Bond Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited-Term Bond Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund"s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.


T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP656 (2/01)
K15-054 12/31/00